ADVANCED SERIES TRUST

AST AQR Large-Cap Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Government Money Market Portfolio

AST QMA Large-Cap Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

Supplement dated June 19, 2018 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s SAI.

A.	The table in Part I of the SAI entitled “Management Fee Rates (effective July 1, 2015 and thereafter)” is hereby revised by replacing the information pertaining to the AST Government Money Market Portfolio with the information set forth below, effective July 1, 2018:
Management Fee Rates (effective July 1, 2015 and thereafter)
Portfolio	Contractual Fee Rate
AST Government Money Market Portfolio(5)

0.3000% of average daily net assets to $3.25 billion;

0.2925% on next $2.75 billion of average daily net assets;

0.2625% on next $4 billion of average daily net assets;

0.2425% over $10 billion of average daily net assets

(5) Prior to July 1, 2018, the contractual management fee rate for the AST Government Money Market Portfolio was: 0.3325% of average daily net assets to $300 million; 0.3225% on next $200 million of average daily net assets; 0.3125% on next $250 million of average daily net assets; 0.3025% on next $2.5 billion of average daily net assets; 0.2925% on next $2.75 billion of average daily net assets; 0.2625% on next $4 billion of average daily net assets; 0.2425% over $10 billion of average daily net assets

B.	The table in Part 1of the SAI entitled “Fee Waivers & Expense Limitations” is hereby modified with the information pertaining to the portfolios listed below, effective July 1, 2018:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST AQR Large-Cap Portfolio	The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.
AST Cohen & Steers Realty Portfolio	The Manager has contractually agreed to waive 0.052% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio	The Manager has contractually agreed to waive 0.120% of its investment management fee through June 30, 2019. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. These arrangements may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.
AST QMA Large-Cap Portfolio	The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.
AST T. Rowe Price Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.040% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

C.	Revised Contractual Subadvisory Fee Rate for the AST Goldman Sachs Large-Cap Value Portfolio

The Board of Trustees of the Trust recently approved amending the Subadvisory Agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and Goldman Sachs Asset Management, L.P. to reflect a new subadvisory fee schedule for the AST Goldman Sachs Large-Cap Value Portfolio. In addition, the Manager has agreed to a management fee waiver in connection with the new subadvisory fee schedule for the AST Goldman Sachs Large-Cap Value Portfolio. These changes became effective on June 1, 2018.

To reflect these changes, the SAI is hereby revised as follows, effective June 1, 2018:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the AST Goldman Sachs Large-Cap Value Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST Goldman Sachs Large-Cap Value Portfolio	The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2019. The Manager has also contractually agreed to waive an additional 0.015% of its investment management fee through June 30, 2019. These arrangements may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the AST Goldman Sachs Large-Cap Value Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Goldman Sachs Large-Cap Value Portfolio	Goldman Sachs Asset Management, L.P.	0.21% of average daily net assets up to $750 million; 0.20% of average daily net assets over $750 million

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSAISUP1